Exhibit 99.1

Atomera Provides Second Quarter 2024 Results

LOS GATOS, Calif. July 30, 2024 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the second quarter ended June 30, 2024.

Recent Company Highlights

•	Announced the availability of an MST® RFSOI wafer substrates solution for leading-edge cellular communication products
•	Added a new VP of Marketing and Business Development, Shawn Thomas
•	Submitted first proposal under the Chips and Sciences Act

Management Commentary

“Atomera continues to make good progress in technology development and commercial proposals across our targeted market segments, and with our lead customer on the path to production,” said Scott Bibaud, President and CEO. “With the recent addition of our strong new leadership in business development, we expect to convert these opportunities and others into license revenue for the company.”

Financial Results

The Company incurred a net loss of ($4.4) million, or ($0.16) per basic and diluted share in the second quarter of 2024, compared to a net loss of ($5.2) million, or ($0.21) per basic and diluted share, for the second quarter of 2023. Adjusted EBITDA (a non-GAAP financial measure) in the second quarter of 2024 was a loss of ($3.6) million compared to an adjusted EBITDA loss of ($4.3) million in the second quarter of 2023.

The Company had $18.3 million in cash, cash equivalents and short-term investments as of June 30, 2024, compared to $19.5 million as of December 31, 2023.

The total number of shares outstanding was 27.6 million as of June 30, 2024.

Second Quarter 2024 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, July 30, 2024

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.  More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that STMicroelectronics does not proceed with qualification of MST in its manufacturing process or does not take MST-enabled products to market, (3) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a commercial distribution license with our JDA customers; (4) risks related to our ability to advance licensing arrangements with our integration licensees to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (5) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (6) our ability to protect our proprietary technology, trade secrets and know-how and (7) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 15, 2024. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	June 30,	March 31,	December 31,
	2024	2024	2023
	(Unaudited)	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,484	$14,806	$12,591
Short-term investments	3,804	4,458	6,940
Accounts receivable	6	–	–
Unbilled contracts receivable	–	–	550
Interest receivable	74	73	79
Prepaid expenses and other current assets	578	328	244
Total current assets	18,946	19,665	20,404

Property and equipment, net	75	83	100
Long-term prepaid maintenance and supplies	91	91	91
Security deposit	14	14	14
Operating lease right-of-use asset	401	459	517
Financing lease right-of-use-asset	2,341	2,622	2,903
Total assets	$21,868	$22,934	$24,029

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$646	$601	$618
Accrued expenses	249	210	222
Accrued payroll related expenses	594	454	1,382
Current operating lease liability	256	263	264
Current financing lease liability	1,386	1,357	1,328
Deferred revenue	13	17	–
Total current liabilities	3,144	2,902	3,814

Long-term operating lease liability	137	194	295
Long-term financing lease liability	1,108	1,431	1,750
Total liabilities	4,389	4,527	5,859

Commitments and contingencies

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of June 30, 2024, March 31, 2024 and December 31, 2023	–	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 27,622 shares issued and 27,610 outstanding as of June 30, 2024; 26,905 shares issued and 26,885 outstanding as of March 31, 2024; and 26,107 shares issued and outstanding as of December 31, 2023	28	27	26
Additional paid-in capital	229,726	226,288	221,229
Other comprehensive income(loss)	(7)	(1)	–
Accumulated deficit	(212,268)	(207,907)	(203,085)
Total stockholders’ equity	17,479	18,407	18,170
Total liabilities and stockholders’ equity	$21,868	$22,934	$24,029

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2023	2024	2023
Revenue	$72	$18	$–	$90	$–
Cost of revenue	(74)	(33)	–	(107)	–
Gross margin	(2)	(15)	–	(17)	–

Operating expenses
Research and development	2,589	2,858	3,192	5,447	6,228
General and administrative	1,832	1,811	1,775	3,643	3,517
Selling and marketing	207	350	393	557	782
Total operating expenses	4,628	5,019	5,360	9,647	10,527

Loss from operations	(4,630)	(5,034)	(5,360)	(9,664)	(10,527)

Other income (expense)
Interest income	185	205	152	390	351
Accretion income	47	46	107	93	109
Interest expense	(35)	(39)	(51)	(74)	(104)
Other income, net	72	–	–	72	–
Total other income (expense), net	269	212	208	481	356

Net loss	$(4,361)	$(4,822)	$(5,152)	$(9,183)	$(10,171)

Net loss per common share, basic and diluted	$(0.16)	$(0.19)	$(0.21)	$(0.35)	$(0.42)

Weighted average number of common shares outstanding, basic and diluted	26,467	26,038	24,677	26,253	24,171

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2023	2024	2023
Net loss (GAAP)	$(4,361)	$(4,822)	$(5,152)	$(9,183)	$(10,171)
Depreciation and amortization	13	17	20	30	40
Stock-based compensation	987	1,024	1,030	2,011	1,957
Interest income	(185)	(205)	(152)	(390)	(351)
Accretion income	(47)	(46)	(107)	(93)	(109)
Interest expense	35	39	51	74	104
Other income, net	(72)	–	–	(72)	–
Net loss non-GAAP EBITDA	$(3,630)	$(3,993)	$(4,310)	$(7,623)	$(8,530)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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